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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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        North Carolina                 001-16485               56-2169715
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.


     On July 8, 2005, Krispy Kreme Doughnuts, Inc. (the "Company") issued a press release announcing the appointment of Douglas R. Muir, age 51, as the Company's new Chief Accounting Officer. Michael C. Phalen, the Company's Chief Financial Officer, formerly acted as the Company's principal accounting officer. The Company's Board of Directors approved the appointment on June 28, 2005, effective June 27, 2005.

     Mr. Muir has been a consultant to the Company since December 2004. From 1993 to 2004, he held various senior financial management positions with Oakwood Homes Corporation, including Executive Vice President and Chief Financial Officer. Prior to joining Oakwood Homes, he had a 17-year career at Price Waterhouse, including as an audit partner in the Charlotte office from 1988 to 1993.

     Mr. Muir's employment will be "at-will." Mr. Muir will be paid an annual base salary of $300,000 and will be eligible to participate in incentive plans available to senior management of the Company. Prior to his appointment as the Company's Chief Accounting Officer, in his position as a consultant to the Company, Mr. Muir received approximately $205,000 in compensation.


     There is no arrangement or understanding between Mr. Muir and any other person pursuant to which Mr. Muir was appointed Chief Accounting Officer. There are no family relationships between Mr. Muir and any of the Company's directors and executive officers. The Company has not entered into any transactions with Mr. Muir of the sort described under Item 404(a) of Regulation S-K except for the arrangements associated with Mr. Muir's consultancy and employment discussed above.


     A copy of the press release is attached hereto as Exhibit 99.1, and the information contained in the press release is incorporated in this Item 5.02 by reference.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:


      Exhibit No.    Description

          99.1 Press Release ("Krispy Kreme Announces Appointment of Chief Accounting Officer") dated July 8, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       KRISPY KREME DOUGHNUTS, INC.
Dated: July 8, 2005

                                       By:  /s/ Michael C. Phalen
                                            ------------------------------------
                                            Michael C. Phalen
                                            Chief Financial Officer






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                                                                    Exhibit 99.1



Investor Contact:                   Robbin Moore
                                    Investor Relations Director
                                    Krispy Kreme Doughnuts, Inc.
                                    336.726.8857

Media Contact:                      Brooke Smith
                                    LaForce Stevens
                                    212.242.9353


KRISPY KREME ANNOUNCES APPOINTMENT OF CHIEF ACCOUNTING OFFICER

Winston-Salem, NC (July 8, 2005) -- Krispy Kreme Doughnuts, Inc. (NYSE:KKD) (the "Company") announced today that Douglas R. Muir has been appointed as the Company's Chief Accounting Officer.

Mr. Muir has been a consultant to the Company since December 2004. From 1993 to 2004, he held various senior financial management positions with Oakwood Homes Corporation, including Executive Vice President and Chief Financial Officer. Prior to joining Oakwood Homes, he had a 17-year career at Price Waterhouse, including as an audit partner in the Charlotte office from 1988 to 1993.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates approximately 400 stores in 45 U.S. states, Australia, Canada, Mexico, the Republic of South Korea and the United Kingdom. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.

                                      # # #

Information contained in this press release, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of the pending formal investigation by the United States Securities and Exchange Commission and the investigation by the United States Attorney's Office for the Southern District of New York, the pending shareholder class action, the pending shareholder derivative actions, the pending ERISA class action, the pending Special Committee investigation, our auditors' ongoing review of our financial statements, actions taken by lenders to the Company and its joint ventures, its dependence on franchisees to execute its store expansion strategy, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated and numerous other factors discussed in Krispy Kreme's periodic reports and proxy statements filed with the Securities and Exchange Commission.